UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Cencora, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for virtual meeting attendance. You will need to have the control number above to vote online during the virtual meeting. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # CENCORA, INC. ATTN: CORPORATE SECRETARY 1 WEST FIRST AVENUE CONSHOHOCKEN, PA 19428 CENCORA, INC. 2025 Annual Meeting of Shareholders Vote by March 5, 2025 11:59 p.m., Eastern Time or at the Annual Meeting on March 6, 2025 For shares held in a plan, vote by March 3, 2025 11:59 p.m., Eastern Time You invested in CENCORA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held virtually on March 6, 2025. Vote Virtually at the Meeting* March 6, 2025 3:30 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/COR2025 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them on or before February 20, 2025. If you would like to request a paper or email copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a paper or email copy. Unless requested, you will not otherwise receive a paper or email copy. V61121-P22413-Z89064

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of eleven directors.	
	Nominees:	
1a.	Ornella Barra	For
1b.	Werner Baumann	For
1c.	Frank K. Clyburn	For
1d.	Steven H. Collis	For
1e.	D. Mark Durcan	For
1f.	Lon R. Greenberg	For
1g.	Lorence H. Kim, M.D.	For
1h.	Robert P. Mauch	For
1i.	Redonda G. Miller, M.D.	For
1j.	Dennis M. Nally	For
1k.	Lauren M. Tyler	For
2.	Advisory vote to approve the fiscal 2024 compensation of Cencora, Inc.'s named executive officers.	For
3.	Ratify the appointment of Ernst & Young LLP as Cencora, Inc.'s independent registered public accounting firm for fiscal 2025.	For

NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.

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V61122-P22413-Z89064